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                                                                 ANDERSEN LOGO

                                                                 Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this Form S-4 registration statement of our report dated January 24, 2002 included herein (in Weirton Steel Corporation's Form 10-K for the year ended December 31, 2001) and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania,
  May 2, 2002